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                             PACIFIC SELECT CHOICE

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                ISSUED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED APRIL 1, 1996 TO
                        PROSPECTUS DATED APRIL 1, 1996

  The attached prospectus describes two death benefit qualification tests available in connection with the Pacific Select Choice Flexible Premium Variable Life Insurance Policy ("Policy")--the cash value accumulation test and the guideline premium test. As of the date of this supplement to the prospectus, the cash value accumulation test is not yet available.